UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934


            Date of Report (Date of earliest reported): July 27, 2005


                             THOMAS EQUIPMENT, INC.
                             ----------------------
               (Exact name of registrant as specified in charter)



          Delaware                333-44586                     58-3565680
          --------                ---------                     ----------
(State or other jurisdiction    (Commission                    (IRS Employer
 of incorporation)               File Number)                Identification No.)



1818 North Farwell Avenue, Milwaukee, WI                            53202
----------------------------------------                            -----
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (312) 224-8812

                                   Copies to:
                             Gregory Sichenzia, Esq.
                              Thomas A. Rose, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700

                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT; AND
ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION.


      On June 15, 2005, Pneutech Inc. ("Pneutech"), a wholly owned subsidiary of Thomas Equipment, Inc. (the "Company"), entered into a credit facilities agreement (the "Credit Agreement") with the Royal Bank of Canada ("RBC"). Pneutech's subsidiaries, Rousseau Controls, Inc. and Hydramen Fluid Power Limited are also parties to the Credit Agreement. Under the terms of the Credit Agreement, Pneutech will be provided with a CD$15,000,000 revolving credit facility and Pneutech and its subsidiaries will also be provided an additional CD$750,000 revolving lease line of credit. The proceeds of the loan will be used to repay Pneutech's obligations to HSBC Bank Canada, obligations of the subsidiaries and for additional working capital. The credit agreement became effective as of July 27, 2005.

      Pneutech is permitted to borrow an amount based upon its eligible accounts receivable and eligible unencumbered inventory, as defined in the Credit Agreement. The loans will generally accrue interest at RBC's prime rate, plus ..25%, which is payable monthly in arrears. The obligations under the Credit Agreement are secured by all of the assets of Pneutech and its subsidiaries, including but not limited to inventory and accounts receivable. In addition, the Company provided a guarantee of all obligations under the Credit Agreement. The obligations under the Credit Agreement are payable in full on March 30, 2006.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(a)   Financial statements of businesses acquired.

      Not applicable.

(b)   Pro forma financial information.

      Not applicable.

(c)   Exhibits


EXHIBIT
NUMBER                                    DESCRIPTION
--------------------------------------------------------------------------------
10.1 Credit Agreement between Pneutech Inc., Rousseau Control Inc. and Hydramen Fluid Power Limited and Royal Bank of Canada, dated as of June 15, 2005, incorporated by reference from the Company's Form 8-K, dated as of June 15, 2005

10.2 General Security Agreement with Royal Bank of Canada, dated as of July 27, 2005

10.3 Guarantee and Postponement of Claim by Thomas Equipment, Inc. in favor of Royal Bank of Canada, dated as of July 27, 2005


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THOMAS EQUIPMENT, INC.


Date:  July 28, 2005                /s/ CLIFFORD RHEE
                                    -----------------
                                    Clifford Rhee,
                                    President


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